UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CLEARWATER PAPER CORPORATION
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CLEARWATER PAPER CORPORATION LEGAL DEPARTMENT 1 601 W. RIVERSIDE AVENUE SUITE 1100 OF SPOKANE, WA 99201 148,294 322,224 2 Ricky Campana P.O. Box 123456 Suite 500 30# 51 Mercedes Way Edgewood, NY 11717 Your Vote Counts! CLEARWATER PAPER CORPORATION 2024 Annual Meeting Vote by May 08, 2024 11:59 PM ET FLASHID-JOB# You invested in CLEARWATER PAPER CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 09, 2024. Get informed before you vote View the Notice & of Proxy oxy Statement, Annual Report/10K Report,1234567890123456789012345678901234567890, online OR you can receive a free paper or email copy 123456789012345678 of the material(s) by requesting 9012345678901234567890, prior to April 25, 2024 1234567890123456789012345678901234567890, . If you would like to request a copy of the material(s) 12345678901234567890123456789012345 for this and/or future stockholder meetings, you 67890 may online (1) visit OR www you can .ProxyVote eceive.a com, free (2) paper call copy 1-800 of -579 voting -1639 material(s) or (3) send by an requesting email to prior sendmaterial@proxyvote to <matcutoff>. If you .com woul . If sending l k to an email, request please copy include of the your voting control material(s), number you (indicated may (1) below) visit www in the .ProxyVote subject line .com, . Unless (2) requested, call 1-800- you 579 -will 1639 not or otherwise (3) send receive an email a to sendmaterial@proxyvote paper or email copy. .com. If sending an email, please include your control number (indicated below) in the subject line. For complete information and to vote, visit www.ProxyVote.com Control # XXXX XXXX XXXX XXXX Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* May 09, 2024 9:00 AM PDT Grand Hyatt, 721 Pine Street Seattle, WA 98101 or attend virtually at https://register.proxypush.com/CLW *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com Control # XXXX XXXX XXXX XXXX THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder shareholder meeting.. Please follow the instructions on the reverse side to vote these important matters. SHARE CLASSES REPRESENTED FOR VOTING THE COMPANY NAME INC.—COMMON ASDFGHJKL 123456789.1234 THE COMPANY NAME INC.—CLASS A 123456789.1234 THE COMPANY NAME INC.—CLASS B 123456789.1234 THE COMPANY NAME INC.—CLASS C 123456789.1234 THE COMPANY NAME INC.—CLASS D 123456789.1234 THE COMPANY NAME INC.—CLASS E 123456789.1234 THE COMPANY NAME INC.—CLASS F 123456789.1234 THE COMPANY NAME INC.—401 K 123456789.1234 Voting Items Board Recommends 1. Election of Directors Nominees: 1a. John J. Corkrean For 1b. Arsen S. Kitch For 1c. Alexander Toeldte For 2 Ratification of the appointment of KPMG, LLP as the Company’s independent registered public accounting firm for For 2024. 3 Advisory vote to approve named executive officer compensation. For 4 Approval and adoption of restated certificate of incorporation to declassify the Board. For NOTE: This proxy proposal will be voted as directed but if not otherwise directed, for each director and for proposals 2,3 and 4. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. FLASHID-JOB#